EXHIBIT 3.1

FILED DONETTA DAVIDSON COLORADO SECRETARY OF STATE
ARTICLES OF INCORPORATION Form 200 Revised October 1, 2002
Filing fee: $50,000	200041038137 M
Deliver to: Colorado Secretary of State	$ 50.00
Business Division,	SECRETARY OF STATE
1560 Broadway, Suite 200	02-02-2004 15:52:14
Denver, CO 80202-5169
This document must be typed or machine printed
Copies of filed documents may be obtained at www.sos.state.co.us	ABOVE SPACE FOR OFFICE USE ONLY

Pursuant to § 7-102-102 and part 3 of article 90 of title 7, Colorado Revised Statutes (C.R.S.), these Articles of Incorporation are delivered to the Colorado Secretary of State for filing.

1.     The entity name of the corporation is:     Enclave Products, Ltd.

The entity name of a corporation must contain the term “corporation”, “incorporated”, “company”, or ”limited”, or on abbreviation of any of these terms § 7-90-601(3)(a), C.R.S.

2.	The corporation is authorized to issue: (number) 100,000 shares of (class) common (number) 0 shares of (class) preferred

If more classes are authorized, include attachment indicating class(es) and number of shares in each class.

3.    The street address of the corporation’s initial registered office and the name of its initial registered agent at that office are: Street Address (must be a street or other physical address in Colorado) 5025 S. Federal Boulevard, Eaglewood CO 80110

If mail is made undeliverable to this address, ALSO include a post office box address _______________________________; Registered Agent Name: Incorp Services

4.    The address of the corporation’s initial principal office is: 31805 highway 79 South, Suite 617 Temecula CA 92592

5.    The name and address of the incorporator is:
        Name Mark Taggatz
        Address 31805 Highway 79 South Suite 617 Temecula, CA 92592

6.     If applicable, these articles are to have a delayed effective date of ________________________
                                   (not to exceed 90 days)

7.     The (a) name or names, and (b) mailing address or addresses, of any one or more of the individuals who cause this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, are: Mark Taggatz  31805 Highway 79 South Suite 617 Temecula, CA 92592

Causing a document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed or the act and deed of the entity on whose behalf the individual is causing the document to be delivered for filing and that the facts stated in the document are true.

COMPUTER UPDATE
COMPLETE SYC

Disclaimer: This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

STOCK CHANGE	ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF ENCLAVE PRODUCTS, LTD.	FILED DONETTA DAVIDSON COLORADO SECRETARY OF STATE 20041117941 M $ 75.00 SECRETARY OF STATE 03/31/2004 12:16:38

The below-named officer of the corporation, hereby certifies that pursuant to the general corporation laws of the State of Colorado, the following Amendment to the Articles of Incorporation for Dakota Graphics, Inc., a Colorado corporation, was duly adopted by the corporation effective as of the date below, as follows:

FIRST: ARTICLE 2 is hereby amended to read as follows:

“ARTICLE 2-CAPITAL STOCK

The corporation is authorized to issue the following classes of shares of stock:
50,000,000 Shares of common voting stock at no par value and 5,000,000 shares of non voting preferred stock at no par-value. The common stock shall have unlimited voting rights and shall be entitled to receive the net assets of the corporation upon dissolution. There shall be no preemptive rights or assessments for any shares; unless otherwise provided in the Bylaws, the shareholders may not accumulate their shares for voting purposes.

The Board of Directors shall have the authority to divide the stock into series on all The classes, establish the number of shares for any series, determine the qualifications, limitations or restrictions of rights thereon; and in addition to the foregoing, the Board of Directors may designate such voting rights on the shares as they may deem appropriate by resolution”

SECOND: All other articles of the corporation’s Articles of Incorporation, as amended, remain as presently on file and a matter of record with the Secretary of State for the State of Colorado. The foregoing action was consented to and duly adopted by the holders of’ a majority of the issued and outstanding common stock of the corporation.

Dated March 25, 2004. By Mark Taggatz, President & Director.
Mailing Address: 350 Kachina Circle, Las Vegas, NV. 89123

COMPUTER UPDATE
COMPLETE SYC

STOCK CHANGE	ARTICLES AND CERTIFICATE OF MERGER of ENCLAVE PRODUCTS, LTD., a Colorado corporation, Into ENCLAVE PRODUCTS, LTD., a Colorado corporation, as Survivor	20041146754 M $ 110.00 SECRETARY OF STATE 04-21-2004 11:07:46 FILED DONETTA DAVIDSON COLORADO SECRETARY OF STATE

A duly authorized officer and director of the corporation referenced herein, does hereby file these Articles and Certificate of Merger, and does declare that the following information is filed with the Secretary of State of The State of Colorado, pursuant to the applicable sections of the Colorado Statutes, as amended, respecting mergers, namely sections 7-111-101 and 7-111-103, certifying that the corporations did agree to merge, and the boards of directors of the respective corporations did approve such merger, as follows:

ONE: The names of the merging corporations are Enclave Products, Ltd., previously incorporated in the State of Colorado and involuntarily dissolved (“Old”), merging into Enclave Products, Ltd., incorporated on or about February 2, 2004 (“New”), a Colorado corporation, with Enclave Products, Ltd. “New” being the surviving corporation.

TWO: A Plan of Merger (“Plan”) has been adopted by the respective boards of directors of the corporations. That pursuant to Colorado Statutes, Section 7-111-103(7), the Plan provides that (a) the articles of incorporation of the surviving corporation, Enclave Products Ltd. “New” will not differ, except for amendments as stated in Article Four below, from its articles of incorporation before the merger. (b) Each shareholder of the surviving corporation whose shares were outstanding immediately before the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger. And (c) The number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent the total number of voting shares of the surviving corporation outstanding immediately before the merger.

A complete and true copy of the duly executed Plan of Merger is on file at the surviving corporation’s registered office; a copy of such Plan of Merger will be furnished by the surviving corporation, on request and without costs, to any stockholder of the constituent corporations.

THREE: The Plan also provides that for each one (1) outstanding share of Enclave Products, Ltd. “Old” stock issued and outstanding before the merger, each shareholder of Enclave Products, Ltd. “Old” shall receive one (1) share of Enclave Products, Ltd. “New” common stock,

COMPUTER UPDATE
COMPLETE RM

FOUR: The articles of incorporation of the surviving corporation, Enclave Products, Ltd. “New”, are hereby amended to change the stated capital of the corporation as follows:

“ARTICLE II
CAPITAL STOCK

The corporation is authorized to issue the following classes of shares of stock: One Hundred Million (100,000,000) shares of common voting stock at a par value of $.0001 per share. The common stock shall have unlimited voting rights and shall be entitled to receive the net assets of the corporation upon dissolution. There shall be no preemptive rights or assessments for any shares; unless otherwise provided in the Bylaws, the shareholders may not accumulate their shares for voting purposes.

The Board of Directors shall have the authority to divide the stock into series on all the classes, establish the number of shares fur any series, determine the qualifications, limitations or restrictions of tights thereon; and in addition to the foregoing, the Board of Directors may designate such voting tights on the shares as they may deem appropriate by resolution.”

FIVE: The articles of incorporation, as amended, of Enclave Products, Ltd. “New”, the surviving corporation, as currently on file and a matter of record with the Colorado Secretary of State, shall henceforth be the articles of incorporation of the companies as merged. Enclave Products, Ltd. “Old” by virtue of its merger into Enclave Products, Ltd. “New,” shall no longer exist.

Dated March 25, 2004. By Mark Taggatz, President & Director.
Mailing Address: 350 Kachina Circle, Las Vegas, NV. 89123

PLAN OF MERGER
ENCLAVE PRODUCTS, LTD.

This Plan of Merger is dated the 29th day of March, 2004, by and between Enclave Products, Ltd. a Colorado corporation, involuntarily dissolved, hereinafter referred to as “Old” and Enclave Products, Ltd. a Colorado corporation in good standing, hereinafter referred to as “New.” The foregoing corporation are collectively referred to as “Constituent Entities.”

WHEREAS, the constituent entities have entered into a Plan of Merger, at the date stated above.

WHEREAS, the Boards of Directors of the Constituent Entities as evidenced by the signatures below have approved and adopted this Plan and the transactions contemplated hereby in the manner required by their respective articles of incorporation and bylaws and the applicable provisions of the Colorado Corporations and Associations Act, “CCA Act.”

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

SECTION 1. THE MERGER. The Constituent Entities shall combine through merger (the “Colorado Corporation Merger”) pursuant to the applicable provisions of the Acts and the CCA Act, the New corporations shall be the surviving entity and shall continue to exist as a Colorado corporation with its principal offices at 350 Kachina Circle, Las Vegas, NV. 89123.

SECTION 2. STATEMENT OF MERGER. As soon as practicable, following satisfaction or waiver of all conditions to the consummation of the Colorado Cooperative Merger, Plan of Merger shall be executed by each entity. The Plan of Merger shall be filed with the Secretary of State of the State of Colorado or as otherwise required by law.

SECTION 3. EFFECT OF MERGER. From and after the effective time of the Enclave Products, Ltd., Merger, without any further action by the Constituent Entities: (a) Enclave Products, Ltd. (new), as the surviving entity in the Merger, shall have all of the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities, of a corporation organized under the Colorado Corporation Act; (b) Enclave Products, Ltd., as the surviving entity of the Merger, shall possess all of the rights, privileges, immunities and franchises, of a public as well as a private nature, of each Constituent Entity, and all property, real personal and mixed, and all debts due on whatever account, including all choses in action and each and every other interest of or belonging to or due to each Constituent Entity, shall be deemed to be and hereby is vested in Dakota Graphics, without, further act or deed, and the file to any property, or impaired by reason of the Merger (c) Enclave Products, Ltd., shall be responsible and liable for all of the liabilities, obligations of each Constituent Entity, and any claim existing or action or proceeding pending by or against one of the corporations Enclave Products, Ltd. may be substituted in its place; (d) neither the rights nor any liens upon the property of either of the constituent entities shall be impaired by the Merger.

SECTION 4. ARTICLES OF INCORPORATION AND BY LAWS. From and after the effective date of the Merger, pursuant to the Plan of Merger and without any further action by the Constituent Entities the articles of incorporation and by-laws before the Merger shall be the articles of incorporation and by-laws subsequent to the Merger.

SECTION 5. BOARD OF DIRECTORS. From and after the effective date of the Merger, pursuant to the Plan of Merger and without any further action by the Constituent Entities, each person serving as a director or an officer prior to the merger shall be a director or an officer subsequent to the Merger.

SECTION 6. EXCHANGE AND CONVERSION OF CAPITAL STOCK. Prior to the Merger the stock position of each shareholder of the old corporation will have the same stock position as the shareholder in the new corporation. The exchange of stock from the new corporation will be a one for one exchange. For each one (1) outstanding share of Enclave Products, Ltd. Old, stock issued and outstanding before the merger, each shareholder of Enclave Products, Ltd. Old, shall receive one (1) share of Enclave Products, Ltd., New, common stock.

SECTION 7. CHANGE IN ARTICLES OF INCORPORATION/ CAPITAL STOCK. The articles of incorporation of the surviving corporation, Enclave Products, Ltd., New, are hereby amended to change the stated capital of the corporation as follows;
“The corporation is authorized to issue the following classes of shares of stock One Hundred Million (100,000,000) shares of common voting stock at a par value of $0001 per share. The common stock shall have unlimited voting rights and shall be entitled to receive the net assets of the corporation upon dissolution. Thee shall be no preemptive rights or assessments for any share; unless otherwise provided in the Bylaws, the shareholders may not accumulate their shares for voting purposes.
The Board of Directors shall have the authority to divide the stock into series on all the classes, establish the number of shares for any series, determine the qualifications, limitations or restrictions of rights thereon; and in addition to the foregoing, the Board of Directors may designate such voting rights on the shares as they may deem appropriate by resolution.

FIVE: The articles of incorporation, as amended, of Enclave Products, Ltd. “New”, the surviving corporation, as currently on file and a matter of record with the Colorado Secretary of State, shall henceforth be the articles of incorporation of the companies as merged into Enclave Products, Ltd. “New” shall no longer exist.”

SECTION 8. GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Colorado.

Dated: 3/29/04

ENCLAVE PRODUCTS, LTD. (OLD) a Colorado corporation			ENCLAVE PRODUCTS, LTD. (NEW) a Colorado corporation

	/s/Mark Taggatz		/s/Mark Taggatz

By:	Mark Taggatz	By:	Mark Taggatz

Its:	President/Director	Its:	CEO/Director

STATEMENT OF CORRECTION	FILE
Form 165 NOT VALID AFTER JUNE 30, 2004	DONETTA DAVIDSON
Read about new Forms at www.sos.state.co.us	COLORADO SECRETARY OF STATE
Filing fee: $5.00
Deliver to: Colorado Secretary of State	200411166368 M
Business Division,	$ 50.00
1560 Broadway, Suite 200	SECRETARY OF STATE
Denver, CO 80202-5169	05-05-2004 15:18:42
This document must be typed or machine printed
Copies of filed documents may be obtained at www.sos.state.co.us	ABOVE SPACE FOR OFFICE USE ONLY

Pursuant to § 7.90-305 and part 3 of article 90 of title 7, Colorado Revised Statutes (C.R.S.), the following statement of correction is delivered to the Colorado Secretary of State for filing.

1.	The exact name of the entity is: ENCLAVE PRODUCTS, LTD. oganized under the laws of COLORADO

2.	Description of the document being connected (i.e. Articles of Incorporation, Amendment, Merger, or other) or attach copy of the document:

Document Type AMENDMENT/MERGER ARTICLES	Date Document was Filed APRIL 21, 2004

3.
Specify the incorrect statement and the reason it is incorrect, or the manner in which the execution, attestation, sealing, verification, or acknowledgment was defective: PLAN OF MERGER

SECTION 3, EFFECT OF MERGER-MISPRINT OF INCORRECT COMPANY NAME, DAKOTA GRAPHICS, INC ON LINE 11.

4.
Statement of corrected information or correction of the defective execution, attestation, sealing, verification, or acknowledgment PLAN OF MERGER: SECTION 3 ENTITLED EFFECT OF MERGER: LINE II OF THAT SECTION SHOULD BE ENCLAVE PRODUCTS, LTD.

5.
The (a) name or names, and (b) mailing address or addresses, of any one or more of the individuals who cause this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, are: MARK TAGGATZ   350 KACHINA CIRCLE, LAS VEGAS, NEVADA 89123

Please refer to § 7-90-301 (8), C.R.S.

COMPUTER UPDATE COMPLETE
MJ

Disclaimer: This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

20041146754 M
$ 110.00
ARTICLES OF CERTIFICATE OF MERGER of	SECRETARY OF STATE
04-21-2004 11:07:46
ENCLAVE PRODUCTS, LTD., a Colorado corporation, Into	filed customer copy
Donetta davidson
ENCLAVE PRODUCTS, LTD., a Colorado corporation, as Survivor	COLORADO SECRETARY OF STATE

A duly authorized officer and director of the corporation referenced herein, does hereby file these Articles and Certificate of Merger, and does declare that the following information is filed with the Secretary of State of the State of Colorado, pursuant to the applicable sections of the Colorado Statutes, as amended, respecting mergers, namely sections 7-111-101 and 7-111-103, certifying that the corporations did agree to merge, and the boards of directors of the respective corporations did approve such merger, as follows:

ONE: The names of the merging corporations are Enclave Products, Ltd., previously incorporated in the State of Colorado and involuntarily dissolved (“Old’), merging into Enclave Products, Ltd., incorporated on or about February 2, 2004 (“New”), a Colorado corporation, with Enclave Products, Ltd. “New” being the surviving corporation.

TWO: A Plan of Merger (“Plan”) has been adopted by the respective boards of directors of the corporations. That pursuant to Colorado Statutes, Section 7-111-103(7), the Plan provides that (a) the articles of incorporation of the surviving corporation, Enclave Products Ltd. “New” will not differ, except for amendments as stated In Article four below, from its articles of incorporation before the merger. (b) Each shareholder of the surviving corporation whose shares were outstanding immediately before the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger. And (c) Thenumber of voting shares outstanding immediately after the merger, plus the number of voting shares issuable asa result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent the total number of voting shares of the surviving corporation outstanding immediately before the merger.

A complete and true copy of the duly executed Plan of Merger is on file at the surviving corporation’s registered office; a copy of such Plan of Merger will be furnished by the surviving corporation, on request and without costs, to any stockholder of the constituent corporations.

THREE: The Plan also provides that for each one (1) outstanding share of Enclave Products, Ltd. “Old” stock issued and outstanding before the merger, each shareholder of Enclave Products, Ltd. “Old” shall receive one (1) share of Enclave Products, Ltd. “New” common stock.

FOUR: The articles of incorporation of the surviving corporation, Enclave Products Ltd. “New”, are hereby amended to change the stated capital of the corporation as follows:

“ARTICLE II
CAPITAL STOCK

“The corporation is authorized to issue the following classes of shares of stock: One Hundred Million (100,000,000) shares of common voting stock at a par value of $0001 per share. The common stock shall have unlimited voting rights and shall be entitled to receive the net assets of the corporation upon dissolution. Thee shall be no preemptive rights or assessments for any shares; unless otherwise provided in the Bylaws, the shareholders may not accumulate their shares for voting purposes.

The Board of Directors shall have the authority to divide the stock into series on all the classes, establish the number of shares for any series, determine the qualifications, limitations or restrictions of rights thereon; and in addition to the foregoing, the Board of Directors may designate such voting rights on the shares as they may deem appropriate by resolution.”

FIVE: The articles of incorporation, as amended, of Enclave Products, Ltd. “New”, the surviving corporation, as currently on file and a matter of record with the Colorado Secretary of State, shall henceforth be the articles of incorporation of the companies as merged. Enclave Products, Ltd. “Old” by virtue of its merger into Enclave Products, Ltd. “New” shall no longer exist.

Dated March 29, 2004. By Mark Taggatz, President & Director
Mailing address: 350 Kachina Circle, Las Vegas, NV. 89123

PLAN OF MERGER
ENCLAVE PRODUCTS, LTD.

This Plan of Merger is dated the 29th  day of March, 2004, by and between Enclave Products, Ltd. a Colorado corporation, involuntarily dissolved, hereinafter referred to as “Old” and Enclave Products, Ltd. a Colorado corporation in good standing, hereinafter referred to as “New.” The foregoing corporation are collectively referred to as “Constituent Entities.”

WHEREAS, the constituent entities have entered into a Plan of Merger, at the date stated above.

WHEREAS, the Boards of Directors of the Constituent Entities as evidenced by the signatures below have approved and adopted this Plan and the transactions contemplated hereby in the manner required by their respective articles of incorporation and bylaws and the applicable provisions of the Colorado Corporations and Associations Act, “CCA Act.”

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

SECTION 1. THE MERGER. The Constituent Entities shall combine through merger (the “Colorado Corporation Merger”) pursuant to the applicable provisions of the Acts and the CCA Act, the New corporation shall be the surviving entity and shall continue to exist as a Colorado corporation with its principal offices at 350 Kachina Circle, Las Vegas, NV. 89123.

SECTION 2. STATEMENT OF MERGER. As soon as practicable, following satisfaction or waiver of all conditions to the consummation of the Colorado Cooperative Merger, Plan of Merger shall be executed by each entity. The Plan of Merger shall be filed with the Secretary of State of the State of Colorado or as otherwise required by law.

SECTION 3. EFFECT OF MERGER. From and after the effective time of the Enclave Products, Ltd., Merger, without any further action by the Constituent Entities: (a) Enclave Products, Ltd. (new), as the surviving entity in the Merger, shall have all of the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities, of a corporation organized under the Colorado Corporation Act; (b) Enclave Products, Ltd., as the surviving entity of the Merger, shall possess all of the rights, privileges, immunities and franchises, of a public as well as a private nature, of each Constituent Entity, and all property, real personal and mixed, and all debts due on whatever account, including all choses in action and each and every other interest of or belonging to or due to each Constituent Entity, shall be deemed to be and hereby is vested in Dakota Graphics, without further act or deed, and the title to any property, or impaired by reason of the Merger; (c) Enclave Products, Ltd., shall be responsible and liable for all of the liabilities, obligations of each Constituent Entity, and any claim existing or action or proceeding pending by or against one of the corporations Enclave Products, Ltd. may be substituted in its place; (d) neither the rights nor any liens upon the property of either of the constituent entities shall be impaired by the Merger.

SECTION 4. ARTICLES OF INCORPORATION AND BY LAWS. From and after the effective date of the Merger, pursuant to the Plan of Merger and without any further action by the Constituent Entities the articles of incorporation and by-laws before the Merger shall be the articles of incorporation and by-laws subsequent to the Merger.

SECTION 5. BOARD OF DIRECTORS. From and after the effective date of the Merger, pursuant to the Plan of Merger and without any further action by the Constituent Entities, each person serving as a director or an officer prior to the merger shall be a director or an officer subsequent to the Merger.

SECTION 6. EXCHANGE AND CONVERSION OF CAPITAL STOCK. Prior to the Merger the stock position of each shareholder of the old corporation will have the same stock position as the shareholder in the new corporation. The exchange of stock from the new corporation will be a one for one exchange. For each one (1) outstanding share of Enclave Products, Ltd. Old, stock issued and outstanding before the merger, each shareholder of Enclave Products, Ltd. Old, shall receive one (1) share of Enclave Products, Ltd., New, common stock.

SECTION 7. CHANGE IN ARTICLES OF INCORPORATION/ CAPITAL STOCK. The articles of incorporation of the surviving corporation, Enclave Products, Ltd., New, are hereby amended to change the stated capital of the corporation as follows;

ARTICLE  II, CAPITAL STOCK:

“The corporation is authorized to issue the following classes of shares of stock: One Hundred Million (100,000,000) shares of common voting stock at a par value of $0001 per share. The common stock shall have unlimited voting rights and shall be entitled to receive the net assets of the corporation upon dissolution. Thee shall be no preemptive rights or assessments for any share; unless otherwise provided in the Bylaws, the shareholders may not accumulate their shares for voting purposes.

The Board of Directors shall have the authority to divide the stock into series on all the classes, establish the number of shares for any series, determine the qualifications, limitations or restrictions of rights thereon; and in addition to the foregoing, the Board of Directors may designate such voting rights on the shares as they may deem appropriate by resolution.

FIVE: The articles of incorporation, as amended, of Enclave Products, Ltd. “New”, the surviving corporation, as currently on file and a matter of record with the Colorado Secretary of State, shall henceforth be the articles of incorporation of the companies as merged into Enclave Products, Ltd. “New” shall no longer exist.”

SECTION 8. GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Colorado.

Dated: 3/29/04
ENCLAVE PRODUCTS, LTD. (OLD) a Colorado corporation			ENCLAVE PRODUCTS, LTD. (NEW) a Colorado corporation

ENCLAVE PRODUCTS, LTD. (OLD) a Colorado corporation			ENCLAVE PRODUCTS, LTD. (NEW) a Colorado corporation

	/s/Mark Taggatz		/s/Mark Taggatz

By:	Mark Taggatz	By:	Mark Taggatz

Its:	President/Director	Its:	CEO/Director

Document Processing Fee
If document is on paper:	$25.00
If document is filed electronically:	Currently Not Available
Fees are subject to change.
For electronic filing and to obtain		_____________
Copies of filed documents visit		$75.00
www.sos.state.co.us		SECRETARY OF STATE
Deliver paper documents to		11-05-2004 10:72:45
Colorado Secretary of State
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment
filed pursuant to §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number:		20041038137

1.	Entity name:	ENCLAVE PRODUCTS, LTD.
(If changing the name of the corporation, indicate name BEFORE the name change)
2.	New Entity Name:
	(if applicable)	IQ MEDICAL CORP.

3.	Use of Restricted Words (if any of these terms are	☐“bank” or “trust” or any derivative thereof
	contained in an entity name, true name of an	☐“credit union” ☐“savings and loan”
	entity, trade name or trademark selection):	☐“Insurance, “casualty”, “mutual”, or “surety”

4.	Other amendments, if any, are attached.*

5.	If the amendment provides for an
exchange, reclassification or cancellation
of issued shares, the attachment states the
provisions of implementing the amendments.

6.	If the corporation’s period of duration
as amended is less than perpetual, state
the date on which the period of duration
	expires:	_________________
(mm/dd/yyyy)
OR

If the corporation’s period of duration as amended is perpetual, mark this box: ☐

7.	(Optional) Delayed effective date:	__________________
(mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state fore filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

8.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:
		KOPPENHAVER	EUGENE
		(Last)	(First)	(Middle)	(suffix)

11 OLD LAKE CIRCLE
(Street name and number or Post Office Box information)
		HENDERSON	NV.	89074
		(City)	(State)	(Postal/Zip Code)

		(Province - if applicable)	(Country - if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individual’s causing the document to be delivered for filing mark this box ☐ and include an attachment stating the name and address of such individuals)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

ARTICLES OF AMENDMENT TO THE

ARTICLES OF INCORPORATION

OF

ENCLAVE PRODUCTS, LTD.

The below-named officer of the corporation, hereby certifies that pursuant to the general corporation laws of the Stale of Colorado, the following Amendment to the Articles of Incorporation for Enclave Products, Ltd., a Colorado corporation, was duly adopted by the corporation effective as of the dale below, as follows:

FIRST: ARTICLE I is hereby amended to change the name to: IQ MEDICAL CORP.

SECOND: ARTICLE I is hereby amended to read as follows:

“ARTICLE II - CAPITAL STOCK

The corporation is authorized to issue the following classes of shares of stock Three Hundred Million (300,000,000) shares of Common voting stock and Twenty-Five Million (25,000,000) shares of Preferred stock, both at a par value of $.0001 per share. The common stock shall have unlimited voting rights end shall be entitled to receive the net assets of the corporation upon dissolution, There shall be no preemptive rights or assessments for any shares; unless otherwise provided in the Bylaws, the shareholders may not accumulate their shares for ‘voting purposes.

The Board of Directors shall have the authority to divide the stock into series on all the classes, establish the number of shares for pity series, determine the qualifications, limitations or restrictions of rights thereon; and in addition to the foregoing, the Board of Directors may designate such voting rights on The shares as they may deem appropriate by resolution.”

THIRD: The company has also authorized a 200 for one reverse split on all outstanding shares of common stock as of this date. All other articles of the corporation’s Articles of Incorporation, as amended, remain as presently on file and a matter of record with the Secretary of State for the State of Colorado. The foregoing action was consented to and duly adopted by the holders of a majority of the issued and outstanding common stock of the corporation.

Dated October 20, 2004. By Eugene Koppenhaver, President & Director.
Mailing Address: 350 Kachina Circle, Las Vegas, NV. 89123

THIS DOCUMENT MUST BE RECEIVED IN
THE SECRETARY OF STATE’S OFFICE ON
OR BEFORE MARCH 31, 2005.

Document Processing Fee
If document is on paper:	$25.00
If document is filed electronically:	Currently Not Available	20051137193
Fees are subject to change.		$25.00
For electronic filing and to obtain		SECRETARY OF STATE
Copies of filed documents visit		11-05-2004 10:72:45
www.sos.state.co.us
Deliver paper documents to
Colorado Secretary of State
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY

Statement of Change
filed pursuant to §7-90-301, et seq. and §7-90-604 or §7-90-701 or §7-90-702 or §7-90-705 or §7-90-804
of the Colorado Revised Statutes (C.R.S.)

ID number:		20041038137

1.	Entity name:	IQ MEDICAL CORP.

2.	True name:
	(if different from the entity name)

Complete lines 3 - 15 as applicable. You must complete line 16.

3.	Resignation of registered agent of record:

	Date on which agent resigned:	_______________
(mm/dd/yyyy)

Registered agent: (if an individual)
	(Last)	(First)	(Middle)	(suffix)

OR (if a business organization)

Registered agent street address:	(Street name and number)

CO
	(City)	(State)	(Postal/Zip Code)

The person appointed as registered agent has delivered notice of the change to the entity at the principal office address of its principal office

4.	Appointment of new registered agent following resignation of registered agent of record:

Registered agent: (if an individual)
		(Last)	(First)	(Middle)	(suffix)
OR (if a business organization)

The person appointed as registered agent in the document has consented to being so appointed.

Registered agent street address:	(Street name and number)

CO
	(City)	(State)	(Postal/Zip Code)
Registered Agent mailing address:
(if different from above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province - if applicable)	(Country - if not US)

5.	Change of registered agent name and/or address of record:

Registered agent: (if an individual)
		(Last)	(First)	(Middle)	(suffix)

	OR (if a business organization)	INCORP SERVICES

The person appointed as registered agent in the document has consented to being so appointed.

Registered agent street address:	2223 S RALEIGH ST
(Street name and number)

	Denver	CO	80219
	(City)	(State)	(Postal/Zip Code)
Registered Agent street address:
(if different from above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province - if applicable)	(Country - if not US)

If the change is being effected by the registered agent , the following statement applies:

The person appointed as registered agent has delivered notice of the change to the entity at the principal office address of its principal office

6.	Change of principal office address of record:

New principal office street address:
(Street name and number or Post Office Box information)

		(City)	(State)	(Postal/Zip Code)

		(Province - if applicable)	(Country - if not US)

New principal office mailing address:
	(if different from above)	(Street name and number or Post Office Box information)

		(City)	(State)	(Postal/Zip Code)

		(Province - if applicable)	(Country - if not US)

7.	Document number:
(required for change(s) to 8, 9, 10, 11, and/or 12 below)

8.	Change of entity name of record (LLP, art. 61 LLLP or foreign entity only):

New entity name:

9.	Change of entity name of record (LLP, art. 61 LLLP, general partnership or foreign entity only):

New true name:

10.	Change of jurisdiction of formation of record (foreign entity only):

New Jurisdiction of formation:

11.	Change of entity form of record (foreign entity only):

New entity form:

12.	Other change(s) not provided for above:

If other information contained in the filed document is being changed, mark this box ☐ and include an attachment stating the information to be changed and each such change.

If other information is being added or deleted, mark this box ☐ and include an attachment stating each addition or deletion.

13.	Withdrawal of Statement of Registration of True Name: (if applicable, mark this box ☐)

14.	Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark selection):	☐“bank” or “trust” or any derivative thereof
☐“credit union” ☐“savings and loan”
☐“Insurance, “casualty”, “mutual”, or “surety”

15.	(Optional) Delayed effective date: ____________________
(mm/dd/yyyy)

Notice:

Causing this document to be delivered to The secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated In the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

16.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	HILLYARD	CAROL	A
		(Last)	(First)	(Middle)	(suffix)

2223 S RALEIGH ST
(Street name and number or Post Office Box information)

DENVER	CO	80219
(City)	(State)	(Postal/Zip Code)

(Province - if applicable)	(Country - if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individual’s causing the document to be delivered for filing mark this box ☐ and include an attachment stating the name and address of such individuals)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

Colorado Secretary of State
	E-FILED	Date and Time: 08/24/2005 02:21 PM
Document processing fee	Entity Id:
If document is filed on paper	$125.00
If document is filed electronically	$ 50.00	Document number: 20051322486
Fees & forms/cover sheets
are subject to change.
To file electronically, access instructions
for this form/cover sheet and other
information or print copies of filed
documents, visit www.sos.state.co.us
and select Business Center.
Paper documents must be typewritten or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY

Statement of Reservation of Name
filed pursuant to §7-90-301, et seq. and §7-90-602 of the Colorado Revised Statutes (C.R.S)

1.	The person stated as the applicant below is applying to reserve, for a 120 day period, the name stated below for use as an entity name or a trade name.

2.	Name to reserve:	IQ Micro Inc.

3.	Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark selection):	☐“bank” or “trust” or any derivative thereof
☐“credit union” ☐“savings and loan”
☐“Insurance, “casualty”, “mutual”, or “surety”

4.	Name of applicant (if an individual):
		(Last)	(First)	(Middle)	(suffix)

	OR (if a business organization):	IQ Medical Corp.

5.	Mailing address of applicant:	500 Australian Av #700
(Street name and number or Post Office Box information)

		West Palm Beach	FL	33401
		(City)	(State)	(Postal/Zip Code)
United States
		(Province - if applicable)	(Country - if not US)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, tinder penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

6.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Rudman	Robert	V	CFO
		(Last)	(First)	(Middle)	(suffix)

500 Australian Av #700
(Street name and number or Post Office Box information)

West Palm Beach	FL	33401
(City)	(State)	(Postal/Zip Code)
	United States
(Province - if applicable)	(Country - if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individual’s causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

NOTICE:
This “image” is merely a display of information that was filed electronically. It is not an image that was created by optically scanning a paper document.

No such paper document was filed. Consequently, no copy of a paper document is available regarding this document.

Questions? Contact the Business Division. For contact information, please visit the Secretary of State’s web site.

Colorado Secretary of State
	E-Filed	Date and Time: 10/03/2005 04:56 PM
Document processing fee		Entity Id: 29941038137
If document is filed on paper	$125.00
If document is filed electronically	$ 50.00	Document number: 20051369976
Fees & forms/cover sheets
are subject to change.
To file electronically, access instructions
for this form/cover sheet and other
information or print copies of filed
documents, visit www.sos.state.co.us
and select Business Center.
Paper documents must be typewritten or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY

Articles of Incorporation
filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S)

ID Number:		20041038137

1.	Entity name:

		IQ MEDICAL CORP.
		(if changing the name of the corporation, indicate name BEFORE the name change)
2.	New Entity name: (if applicable)	IQ Micro Inc.

3.	Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark selection):	☐“bank” or “trust” or any derivative thereof
☐“credit union” ☐“savings and loan”
☐“Insurance, “casualty”, “mutual”, or “surety”

4.	Other amendments, if any, are attached.*

5.	If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions of implementing the amendment.

6.	If the corporation’s period of duration
as amended is less than perpetual, state
the date on which the period of duration
	expires:	_________________
(mm/dd/yyyy)
OR

If the corporation’s period of duration as amended is perpetual, mark this box: ☑

7.	(Optional) Delayed effective date:	__________________
(mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state fore filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Rudman	Robert	V	CFO
		(Last)	(First)	(Middle)	(suffix)

500 Australian Av #700
(Street name and number or Post Office Box information)

West Palm Beach	FL	33401
(City)	(State)	(Postal/Zip Code)
	United States
(Province - if applicable)	(Country - if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individual’s causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

NOTICE:

This “image” is merely a display of information that was filed electronically. It is not an image that was created by optically scanning a paper document.

No such paper document was filed. Consequently, no copy of a paper document is available regarding this document.

Questions? Contact the Business Division. For contact information, please visit the Secretary of State’s web site.